SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 31, 2006

VITASTI, INC.
(Exact name of registrant as specified in its charter)

(former name or former address, if changed since last report)

Delaware	000-26673	98-0207081
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
100-1001 Churchill Crescent North Vancouver, B.C., Canada V7P 1T2
Canada
(Address of principal executive offices)
604-980-6693
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Vitasti, Inc.
From 8-K
Current Report

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

At a Board of Directors meeting held on March 31, 2006, Shannon deDelley was appointed as a Director of the Company. Subsequent to that, at a Board of Directors meeting held on April 4, 2006, David Wing Yiu CHO was also appointed as a Director of the Company.  The Press Releases announcing both appointments are included as Exhibits herein.

Mr. deDelley founded Windcor Power Systems (Windcor) located in Calgary, Alberta in 2002. Since that time, he has served as Windcor’s President, and is directly responsible for making Windcor a top wind project developer.

Mr. deDelley has negotiated over two thousand megawatts for Windcor projects, bringing projects to the early stages of development. Presently, Windcor has ongoing projects in four Canadian provinces, the Hawaiian Islands and China.

Mr. deDelley assembled Windcor's team that includes developers, legal and financial professionals, investors and other key administrative personnel necessary to successfully execute projects.

Prior to founding Windcor Power Systems in 2002, Mr. deDelley draws on seventeen years of industrial / electrical construction experience having worked as an electrical / industrial supervisor at Shell and Syncrude oil refining systems in the Alberta Tar Sands. During this time, Mr. deDelley was responsible for building and overhauling electrical substations, co-generation facilities, and underground and overhead transmission supplies.

In 2002, Mr. deDelley left the oil industry to form Windcor Power Systems.

David Wing Yiu CHO, a resident of Hong Kong, earned his degree in Building Administration from the South Bank Polytechnic school in London, England in 1977.

Since 2005, Mr. CHO has served as Marketing Director for Asia-Pac Securities Ltd. at their offices in Hong Kong.

From 2001 to 2005, Mr. CHO held the position of Responsible Officer at Hooray Securities Ltd. in their Hong Kong offices. Prior to that, between 1977 and 2001, Mr. CHO was the Dealing Director at On Wah United Securities Company Ltd., also located in Hong Kong.

Mr. CHO is a Professional Member of the Securities Association of China, and has served in this capacity since 2004.

Additionally, Mr. CHO is a member of the Hong Kong Stock Brokers Association, Hong Kong Securities Institute and Hong Kong Securities, memberships which he has all held for over 8 years.

ITEM 7.01. Regulation FD Disclosures.

On March 31, 2006 the Registrant issued the press release titled Vitasti Signs Letter of Intent and Appoints Wind Energy Specialist to the Board of Directors included herein as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits.

99.1 Press Release titled Vitasti Signs Letter of Intent and Appoints Wind Energy Specialist to the Board of Directors.
99.2 Press Release titled Vitasti Announces New Director to Strengthen Asian Wind Project

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Vitasti, Inc.

By:	/s/ Tammy-Lynn McNabb
Name: Tammy Lynn McNabb
Title: CEO and President

Dated: April 5, 2006